Supplemental Cash Flow Disclosures	12 Months Ended
Dec. 31, 2016
Supplemental Cash Flow Information [Abstract]
Supplemental Cash Flow Disclosures

Note 19 Supplemental Cash Flow Disclosures

Following are supplemental cash flow disclosures regarding interest paid and income taxes paid.

Year Ended December 31,	2016	2015	2014
(Dollars in millions)
Interest paid	$168	$135	$109
Income taxes paid, net of refunds received	(39)	57	49

Following are supplemental cash flow disclosures regarding transactions related to stock-based compensation awards.  In certain situations, TDS and U.S. Cellular withhold shares that are issuable upon the exercise of stock options or the vesting of restricted shares to cover, and with a value equivalent to, the exercise price and/or the amount of taxes required to be withheld from the stock award holder at the time of the exercise or vesting.  TDS and U.S. Cellular then pay the amount of the required tax withholdings to the taxing authorities in cash.

TDS:

Year Ended December 31,	2016	2015	2014
(Dollars in millions)
Common Shares withheld	126,747	3,163	109,061

Aggregate value of Common Shares withheld	$4	$–	$3

Cash receipts upon exercise of stock options	13	13	1
Cash disbursements for payment of taxes	(4)	–	(3)
Net cash receipts (disbursements) from exercise of
stock options and vesting of other stock awards	$9	$13	$(2)

U.S. Cellular:

Year Ended December 31,	2016	2015	2014
(Dollars in millions)
Common Shares withheld	308,010	228,011	163,355

Aggregate value of Common Shares withheld	$13	$8	$7

Cash receipts upon exercise of stock options	12	7	5
Cash disbursements for payment of taxes	(6)	(5)	(4)
Net cash receipts from exercise of stock options
and vesting of other stock awards	$6	$2	$1

Under the American Recovery and Reinvestment Act of 2009 (“the Recovery Act”), TDS Telecom was awarded and received $94 million in federal grants and provided $32 million of its own funds to complete 44 projects to provide broadband access in unserved areas.  TDS Telecom received $15 million in grants in 2015 and 2014.  These funds reduced the carrying amount of the assets to which they relate.  TDS Telecom has received all funding due under this program.

On September 27, 2012, the FCC conducted a single round, sealed bid, reverse auction to award up to $300 million in one-time Mobility Fund Phase I support to successful bidders that commit to provide 3G, or better, wireless service in areas designated as unserved by the FCC.  This auction was designated by the FCC as Auction 901.  U.S. Cellular and several of its wholly-owned subsidiaries participated in Auction 901 and were winning bidders in eligible areas within 10 states and will receive up to $40 million in one-time support from the Mobility Fund.  These funds when received reduce the carrying amount of the assets to which they relate or offset operating expenses.  In connection with these winning bids, in June 2013, U.S. Cellular provided $17 million letters of credit to the FCC, of which $2 million remained outstanding as of December 31, 2016.  U.S. Cellular has received $35 million in support funds, of which the entire balance has been spent as of December 31, 2016. U.S. Cellular has set up a receivable in the amount of $2 million as of December 31, 2016 pending final review from the FCC to release funds.